Exhibit 99.2 Q2 2026 RESULTS SUPPLEMENTAL MATERIALS AUGUST 5, 2026 1

Legal disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements reflect our current expectations as to future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. These statements include, but are not limited to, statements related to our cost efficiency program and anticipated savings, our sportsbook improvement plan, anticipated revenue from market-making, our expectations regarding market share, the performance of our business, our financial results, our operations, our liquidity and capital resources, the conditions in our industry and our growth strategy (including our plans and expectations related to new product offerings and enhancements). In some cases, you can identify these forward- looking statements by the use of words such as “outlook,” “believe(s),” ”expect(s),” “potential,” “continue(s),” “may,” “will,” “should,” “could,” “would,” “seek(s),” “predict(s),” “intend(s),” “trends,” “plan(s),” “estimate(s),” “anticipates,” “projection,” “goal,” “target,” “aspire,” “will likely result,” and or the negative version of these words or other comparable words of a future or forward looking nature. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Such factors include, among others: Flutter’s ability to effectively compete in the global entertainment and gaming industries; Adverse changes to the regulation (including taxation) of online betting and iGaming; Flutter’s ability to retain existing customers and to successfully acquire new customers; Flutter’s ability to accurately determine the odds in relation to any particular event exposes us to trading, liability management and pricing risk; Flutter’s ability to develop new product offerings; Flutter’s ability to successfully acquire and integrate new businesses; Flutter’s ability to maintain relationships with third-parties; Flutter’s ability to maintain its reputation; Public sentiment towards online betting and iGaming generally; The potential impact of general economic conditions, including inflation, tariffs and/or trade disputes, fluctuating interest rates and instability in the banking system, on Flutter’s liquidity, operations and personnel; Flutter’s ability to obtain and maintain licenses with gaming authorities; The failure of additional jurisdictions to legalize and regulate online betting and iGaming; Flutter’s ability to comply with complex, varied and evolving U.S. and international laws and regulations relating to its business; Flutter’s ability to raise financing in the future; Flutter’s success in retaining or recruiting officers, key employees or directors; Flutter’s level of indebtedness, including its ability to refinance or incur additional debt, and the impact of related covenants and market conditions on its strategy and financial flexibility; The impact of adverse outcomes in litigation; The ability to adequately protect Flutter’s intellectual property rights; The impact of data security breaches or cyber-attacks on Flutter’s systems; and Flutter’s ability to remediate material weaknesses in its internal control over financial reporting. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in Part I, “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2026 and other periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. Non-GAAP Financial Measures This presentation contains the financial measures of organic revenue which are not prepared under U.S. GAAP. The Company believes that these non-GAAP financial measures provide users of its financial information with useful information to supplement its financial operating performance in accordance with U.S. GAAP. These measures may not be comparable to similarly titled measures used by other companies, have limitations as analytical tools and should not be considered in isolation, or as a substitute for analysis of the Company's operating results as reported under U.S. GAAP. Additionally, the Company does not consider its non-GAAP financial measures as superior to, or a substitute for, the equivalent measures calculated and presented in accordance with U.S. GAAP. A reconciliation of organic revenue to the most directly comparable U.S. GAAP financial measures can be found at the end of this presentation. Market and Industry Data This presentation includes market and industry data and forecasts that the Company has derived from independent consultant reports, publicly available information, various industry publications, other published industry sources, and its internal data and estimates. Independent consultant reports, industry publications and other published industry sources generally indicate that the information contained therein was obtained from sources believed to be reliable. Although the Company believes that these third-party sources are reliable, it does not guarantee the accuracy or completeness of this information, and the Company has not independently verified this information. The Company's internal data and estimates are based upon information obtained from trade and business organizations and other contacts in the markets in which the Company operates and management's understanding of industry conditions. Although the Company believes that such information is reliable, it has not had this information verified by any independent sources. Trademarks This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but the Company will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 2

FIFA World Cup 2026 Flutter wide soccer capabilities delivered best -in-class offering >$300m Revenue >10m Actives >$3bn Handle +164% vs 2022 +88% vs 2022 +174% vs 2022 Bringing our brands to life… …and offering customers more markets with new promos and generosity 1.5m customers betting on new markets Most successful World Cup ever, record-breaking engagement building momentum into H2 1. Active customers includes the total number of players who have placed and/or wagered a stake and/or contributed to rake or tournament fees during the applicable period 3

FIFA World Cup 2026
Product innovation powered by the Flutter Edge



9:41
PP.
€9.00
THE FEED
T&Cs apply
OddsStriker00
Acca (3 legs) 15/1
West Ham v Wolves
21:00 Tomorrow , English Premier League
West Ham
Match Odds 90
Max Kilman
Player to commit 2+ fouls
Crystal Palace v Newcastle
23:00 Tommorrow , English Premier League
Newcastle
Match Odds 90
Copy to betslip at 15/1
SportsFan_23

The Feed

Copy selections of other bettors – and share your own

94% of copied bets are bet builders[1]



9:41
SUPER SUB
3 Leg Parlay
+21446
Nicolas Jackson
+440
TO SCORE 2 OR MORE GOALS
Bayern
Chelsea
LIVE
Lautaro Martinez
+600
TO SCORE 2 OR MORE GOALS
Ajax
Inter
LIVE
Alexander Isak
+470
TO SCORE 2 OR MORE GOALS
Liverpool v Atletico Madrid

FanDuel SuperSub

Player props live on through your player's replacement

$24m returned to customers[2]



09:52
sky bet
£83.14
4 Fold - BuildABet @ 172.57/1
Cash Out: £5.00
Profit £0.00
Stake
£5.00
Potential Returns
£867.85
Hide Selection Info
France
Tournament Winner
Brazil
Tournament Runner Up

Bet Builder Outrights

Build your bets on tournament-wide outcomes

34% of UKI World Cup outrights[3]



snai
Coppa del Mondo
Spagna
Oggi 21
Argentina
Evento
My Combo
My Combo
Combina più pronostici sullo stesso match e crea la tua scommessa personalizzata.
Le nostre proposte
U/O 1.5 SQUADRA 2 UNDER
Messi SEGNA ALMENO 1 GOAL NEL 1 TEMPO
ENTRAMBE ALMENO 4 CORNER SI
My Combo 12.34
Crea Scommessa

Snai MyCombo

Customer-favorite pioneered by Flutter brought to Snai players

Already used by 56% of customers[2]

Flutter

1. Based on data from June 8-29, 2026 for PaddyPower
2. Based on FanDuel and Snai customer data for the duration of the FIFA World Cup
3. Across all applicable UKI brands, including Sky Bet, PaddyPower and Betfair

4

US sportsbook
Sportsbook improvement plan progressing well

Strong customer reactivation and retention with highest ever June and July actives


Year-over-year growth
QoQ +14ppt
+11ppt
+5%
+6%
+4%
+3%
(6)%
(9)%
+8%
+2%
Q325
Q425
Q126
Q226
AMPs[1]
Handle
July
AMPs +46%
Handle +31%


FANDUEL SPORTSBOOK
REWARDS
CLUB
CONGRATS,
YOU SCORED POINTS!


BET PROTECT
YOUR PROTECTION PAID OFF
CASH PAYOUT COMPLETE
SAME GAME PARLAY

FanDuel Rewards Club

Brand new sportsbook loyalty program

>80% say their FanDuel experience is improved

Bet Protect+

Save your Parlay if your favorite player gets injured

67% customers opt-in second time

Flutter

1. Average Monthly Players ("AMPs") is defined as the average over the applicable reporting period of the total number of players who have had a bet settled and/or contributed to rake or tournament fees during the month. See Part II, "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations—Key Operational Metrics" of Flutter's Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 26, 2026 for additional information

5

FanDuel Predicts & market - making Good progress on product during Q2 June April One App Market-making Crypto.com Customizable combos launched begins integration & prop markets • Expansion of • Custom combos live for • Simplified • Market-leading markets to include World Cup customer pricing capabilities player props • Expanded to WNBA, journey across • Enabling access to • Significant Tennis and MLB all states higher share of improvement in • Growing quickly: prediction market sports capability accounted for over 10% economics 1 of volume since launch 1. Combination contracts as a percentage of total volume since June 14 6

FanDuel Predicts & market-making

Clear plan to deliver competitive positioning by year-end

July → **End of Q4**

Rapidly scale market-making

- $50m 2026 revenue expected[1]
- Targeting significant share of combo liquidity provision

All sports to Crypto.com

- Sports integration ahead of NFL
- Novelties to follow
- Deeper sports market availability and liquidity

One App v2 roll out to begin at NFL

- FD Sportsbook tech powering Predicts
- Improved, sports-driven user journeys
- Fully unlocks unified sports capability

Simplified combo experience

- Improvements to deliver familiar and easy UX


9:41
FANDUEL
Log in
Join
Builder
Sports
US Open
MLB
WC Games
MAKE ANY TRADE GET $25
PREDICTS BONUS
More Info
Opt in now
MLB
NBA
WNBA
NHL
New York Yankees @ Baltimore Orioles
1:06PM ET
SPREAD
TO WIN
TOTAL
NYY Yankees
-1.5 1.88x
1.56x
O 8.5 1.92x
BAL Orioles
+1.5 2.08x
2.7x
U 8.5 2x
Miami Marlins @ Philadelphia Phillies
6:41PM ET
SPREAD
TO WIN
TOTAL
MIA Marlins
+1.5 1.66x
2.85x
O 7.5 1.92x
Home
My Orders
Rewards
Learn

Flutter

1. See slide 2 for further information on forward looking statements

7

International
Benefits of Scale and Diversification

SEA +36%[1]
- Extending **#1 Italian online market position**[2]
- **Organic revenue growth of 18%[3]:** Exceptional execution in Italy and Türkiye
- **Strong growth in Snai AMPs** post-migration, *see slide 9*
- PokerStars SEA: Continued growth in Italy, **SEU migration on track for H2**

UKI +4%
- **#1 across sports and gaming**[4]
- **Strong iGaming growth:** new and exclusive content
- **Strengthening sportsbook growth:** higher football mix and *BetBuilder* penetration
- **SkyBet momentum** building post platform migration, *see slide 10*
- **iGaming tax increased to 40% in April**, plans to mitigate impact on-track

Brazil +64%
- Strategic plan **progressing at pace**
- Socio-economic government measures causing **market softness**
- Flutter product and pricing capabilities integrated in May
- Delivered **5x increase** in *BetBuilder* penetration[5]
- **H2:** planned sportsbook product upgrades and enhanced iGaming generosity

APAC (1)%
- **Sportsbet clear market leader** in Australia[6]
- Good engagement in sports – AFL & NBA
- **Same Game Multi Cash Out** launched ahead of FIFA World Cup
- Strong growth in actives during FIFA World Cup (+43% vs 2022)
- Market-wide softer racing trends continue

CEE +23%
- **Continued iGaming strength**
- Delivered **market share gains** in all key markets[7]
- Record market share in Georgia
- **CEE platform migration on track for H2,** unlocking margin benefits

Flutter

1. All growth rates represent year-over-year change in revenue for Q2 2026 versus Q2 2025.
2. Italian market position and share based on regulator GGR data from Agenzia delle dogane e dei Monopoli for Q2 2026.
3. Organic revenue growth represents a non-GAAP measure. See slide 13 for reconciliation to the directly comparable GAAP financial measure.
4. 2025 UK market position represents an internal estimate based on Regulus and UKGC data, banking deposit information and competitor filings.
5. Achieved in May 2026, compared to the equivalent Betnacional product offering in the same month before changes to pricing systems.
6. Australia market share estimated based on Regulus data for 2025 and competitor filings.
7. Georgia market position based on banking deposit information and internal estimates, with record achieved in May 2026. Other key CEE markets with gains in Q2 2026 refer to Serbia, where internal market estimates are based on data from the Administration for Games of Chance in Serbia, and Armenia, where internal estimates are based on available peer and supplier reporting and management's best judgement.

8

SEA
#1 position in Italian online market

Snai migration executed, rebounding strongly

- Migration onto Sisal platform completed in April
- Unlocking access to Sisal's leading product offer
- Strong acquisition underpins confidence in H2 momentum

Snai AMP growth[1]



Anticipated platform migration slowdown
+0%
(2%)
(6%)
(9%)
+1%
+30%
Jan
Feb
Mar
Apr
May
Jun

Italian market share gains

Italy online GGR growth[2]



+15%
+24%
+12%
+13%
Flutter SEA
Flutter SEA exc. Snai
#2 Operator
Total market

- Online GGR growth outpaces market, despite Snai migration
- **Gold medal position in Italy**, Q2 market share[2]:
  - Flutter SEA: 30.9% (+0.7ppt YoY)
  - #2 Operator: 30.3% (-0.2ppt YoY)

Flutter

1. Snai total monthly AMPs growth year-over-year 2026 vs 2025
2. Market share and year-over-year change in GGR for Q2 2026 versus Q2 2025, based on regulator gross gaming revenue data from Agenzia delle dogane e dei Monopoli. Gross gaming revenue excludes the impact of all player bonusing costs or generosity, and generosity recorded as an offset to revenue.

9

UKI Sky Bet momentum improving post platform migration 1 Upgraded apps validated by external ratings Recovery momentum gathering pace 2 Sportsbook revenue growth June: 2024 H1 2026 +20% Platform Migration Betting 6th 3rd Interface (0%) (5%) (17%) (18%) (21%) Core 7th 1st (39%) Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 2 iGaming revenue growth 2024 H1 2026 June: Platform Migration +12% UX 3rd 2nd 10% 10% 8% 8% 5% Core 9th 3rd 1% Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 1. Based on market-wide 2024 and 2026 product testing by Eilers & Krejcik 2. Sky Betting and Gaming year-over-year sportsbook and iGaming revenue growth Q1 2024 to Q2 2026 10

Cost transformation

Next phase of cost transformation initiated

Phase I

Previously announced **$500m+** expected savings by 2027

- **$120m** PokerStars integration
- ✓ **$80m** Snai synergies
- ✓ **$70m** UKI efficiency program
- ✓ **$30m** UKI platform integration

\+

- **$200m** UKI tax mitigation

Phase II

$500m further efficiencies[1] expected by 2029

- **Technology:** Adopt a global services architecture and undertake next set of platform migrations
- **Organisational effectiveness**: Streamlining decisions, clearer accountability and more effective ways of working
- **AI:** Product development and further process efficiencies through automation
- **Procurement:** Leverage scale to target renegotiation of key supplier arrangements
- **Retail estate review:** Exit lower returning shops

Protecting margins and funding revenue generating initiatives

1. Targeted gross operating cost and capital expenditure savings by 2029

11

RECONCILIATIONS 12

SEA organic growth

Organic revenue is a non-GAAP measure presented on a segmental, regional and revenue stream basis in constant currency terms. It excludes: (i) acquisitions (calculated by excluding the impact of material acquisitions that are not consolidated in both current and comparative periods) and (ii) market exits resulting from significant regulatory changes. Organic revenue growth rates are also presented to show period-over-period movement.

SEA revenue	Reported	FX impact[1]	Constant Currency	Acquisitions[2]	Organic
Q2 2025	657	16	673	0	673
Q2 2026	896	0	896	(105)	791
Year-over-year growth	+36%	+3%	+33%	+15%	+18%

1. Representing adjustments to identify the year-over-year movement driven by changes to foreign currency exchange rates, calculated by translating prior period amounts using the average exchange rates from the current period rather than the actual average exchange rates in effect in the prior period. The resulting figures are referred to as constant currency comparatives. The subsequent amounts adjusted for acquisitions are likewise shown on a constant currency basis.
2. Representing adjustments to exclude the impacts from businesses acquired after the start of the prior comparative period. The Snai acquisition was completed on April 30, 2025. As such, any revenue generated between April 1, 2026, and April 30, 2026 has been excluded from organic figures to facilitate meaningful analysis and comparison of our underlying growth year-over-year.

Flutter™

13